                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  May 12, 1998


                          Exigent International, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                  333-5753                      59-3379927
(State of incorporation)  (Commission File Number)            (IRS Employer
                                                          Identification Number)

                     ------------------------------------

                                1225 Evans Road
                        Melbourne, Florida   32904-2314
                                (407) 952-7550
    (Address, zip code and telephone number of principal executive offices)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     On May 12, 1998, Exigent International, Inc. ("Exigent") issued a press release announcing that its subsidiary, Software Technology, Inc. ("STI"), was awarded a contract worth approximately $61.5 million. On May 14, 1998, Exigent issued a press release providing additional details to the May 12, 1998 press release including the information that the contract was with the Naval Research Laboratory.

     On May 18, 1998, Exigent announced that Mr. Scott Bradford Helm was appointed to serve on the Exigent Board of Directors. Mr. Helm is a private investor based in New York City and was Vice-President in the Investment Banking Division of Goldman, Sachs & Co. until early 1998. He was primarily involved in providing financial advice and underwriting services to corporate clients focusing on leveraged finance, project finance and the satellite telecommunications industry.

     Exigent has adopted a stock option plan for employees of Exigent and its subsidiaries selected by Exigent's chief executive officer (the "CEO") from time to time. The plan entitles employees who are granted options to purchase up to 500,000 Common Shares of Exigent for a period of not more than three years from the date of grant of any option at $2.25 per share. The options are nontransferable. A copy of the plan is attached as an exhibit to this report. Contemporaneously herewith, Exigent is filing Form S-8 to register the 500,000 Common Shares underlying the options.

Item 7.   Financial Statements and Exhibits.

     (c)  The following documents are furnished as exhibits to this report:

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

Exhibit                                                                         Page
Number     Description of Documents                                            Number
-------    ------------------------                                            -------
 4         Stock Option Plan 6NQ                                                  4

99(i)      Press Release, May 12, 1998, in which Exigent announces the award     10
           of a $61.5 million contract

99(ii)     Press Release, May 14, 1998, in which Exigent announces               11
           additional details about the $61.5 million contract

99(iii)    Press Release, May 18, 1998, in which Exigent announces the           12
           appointment of Scott Bradford Helm to the Exigent Board of
           Directors

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Exigent International, Inc.



Date: May 19, 1997            By:     /s/ Don F. Riordan, Jr.
                                      ------------------------------------------


                              Title:  Chief Financial Officer
                                      ------------------------------------------